LETTER FROM THE INVESTMENT ADVISER                     1st Source Monogram Funds
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to present this report for the period ended March 31, 1999. When all was said and done, both stocks and bonds had made forward progress, but the ride in both markets was a very bumpy one, indeed.

In August, markets worldwide went into a tailspin due to troubles in the Asian, Latin American and Russian economies. Stocks dropped dramatically. Fixed-income investors fled to the safety and liquidity of U.S. Treasury securities, to the virtual exclusion of all others. Then, in the fall, with the help of interest rate cuts in the United States and attempts by governments worldwide to put their economic houses in order, the situation eased. Liquidity trickled back into the bond markets, and stocks moved higher.

As the New Year opened, the Dow Jones Industrial Average(1) was moving briskly toward the 10,000 level. Before the end of the first quarter of 1999, led by technology and telecommunication stocks, the market crashed through the 10,000 level. But, the major indices were heavily weighted in larger cap issues, and the story for the average stock was much different.

BEHIND THE NUMBERS

As had been the case before August, when stocks again rebounded in the fall, sentiment clearly favored larger cap growth issues. Internet-related stocks that held out a vague promise of potentially explosive earnings also did extremely well. Earnings and fundamental strength appeared to be irrelevant. Very simply, any one stock's success seemed to depend almost entirely on its size or "sizzle".

Lacking these characteristics, the average mid-and small-cap stock strengthened somewhat in the fall but for the period overall, lagged far behind the leaders. Moreover, the strong flow of money toward the high-fliers exacerbated liquidity problems in the rest of the marketplace, particularly in the small-cap sector. By the end of the period, the market favorites had flown so high and the average stock had dropped so noticeably that the valuation gap between them had widened to historic levels.

GOING FORWARD: A RETURN TO BASICS

This brings us to where we are today, a situation that is both frustrating and exhilarating for rational investors focused on fundamentals. After flying so high for so long, the fundamental picture for many of the market leaders is not pretty. For many, growth in the year ahead is projected to be flat. By contrast, while their stock prices wilted, many mid-cap and small-cap companies blossomed operationally in the low interest rate and benign inflation environment of the past year. We expect growth in these sectors to be somewhere in the range of 15% in the year ahead. Also, due to valuations in these groups, merger and acquisition activity has been very high this year, which has made a number of already strong companies even stronger. In short, these stocks now present opportunities that are far too attractive to ignore any longer.

Given their performance over the past several years, and after hearing time and time again that the tide is about to turn, the investing public is skeptical. Nonetheless, seldom have such fundamentally solid stocks been priced so low relative to the market's favorites. As we go to press, there are indications that investors are finally beginning to realize this. Of course, it is impossible to state with any certainty that the recent strengthening will translate into a powerful trend.

It is possible, however, to state with absolute certainty that all market cycles, no matter how powerful or seductive, do eventually end. Whether it happens in the coming weeks or months, the reign of the large-caps will end, and investors will return to basics, i.e., an emphasis on value and fundamentals. As a result, we are optimistic about our Funds' prospects in the months ahead. Having taken full advantage of the tremendous opportunities available in value, small-and mid-cap stocks over the past nine months, all are well-positioned for the shift in sentiment when it does come.

(1)Dow Jones Industrial Average is a price-weighted average based on the performance of 30 blue-chip stocks.

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                                       -1-

LETTER FROM THE INVESTMENT ADVISER                     1st Source Monogram Funds
--------------------------------------------------------------------------------

BONDS: QUIETER DAYS AHEAD

We are also optimistic about the prospects for the fixed-income markets and our holdings. Despite troubles in the global market, the underpinnings of our economy are still strong, inflation is benign, and interest rates are low. Growth, in the year past, hit levels somewhat higher than had been anticipated, but given that this was the seventh year of expansion, the economy is unlikely to keep growing at such a red-hot pace this period. Even if consumer demand at home remains high, the world markets are still getting back on their feet, and demand from these quarters will remain light for some time to come.

Consequently, we expect to see a slowing economy slow in the coming months. While there appears to be no inflation now, whatever pressures might be building should be dampened by a drop off in activity. Given this, we expect to see interest rates work their way lower in the months ahead. As a result, the environment should be a positive one for fixed income investors. At the same time, however, a bit of caution may be warranted. External events always have the potential to impact the marketplace. Escalation of the conflict in Kosovo, for instance, could trigger a round of volatility.

IN CLOSING. . .

In the pages that follow, you will find detailed financial information and a schedule of investments for each of our Funds. This report also includes interviews with our Fund managers outlining performance over the past nine months and expectations for the future. We urge you to read this material closely.

Finally, we thank you for your continued confidence in us. We look forward to providing you with superior investment management and serving your needs now and in the years ahead. As always, if you have any questions or require any assistance, please do not hesitate to contact your account representative or to call the Funds directly at 1-800-766-8938.

Sincerely,

Ralph C. Shive, CFA
Pascal "Pat" Romano, CFA
Brian A. Bythrow

NOTICE TO SHAREHOLDERS
PLEASE BE ADVISED OF THE FOLLOWING FACTS ABOUT MUTUAL FUNDS:
                           - YOUR PRINCIPAL IS AT RISK
                           - NOT AN OBLIGATION OF 1ST SOURCE BANK
                           - NO FDIC COVERAGE
--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

INCOME EQUITY FUND
 RALPH C. SHIVE, CFA

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

 A. Over the course of the period ended March 31, 1999(+), the Fund's total return was 0.04% (without sales load).(++) In comparison, the Russell 1000 Value Index(1) produced a total return of 4.57%, and the Lipper Equity Income Funds Average had a return of 1.72%.(2)

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

 A. All in all, it was a very challenging period for anyone invested in all but the biggest and best known stocks, particularly for those invested in the technology and telecommunications sectors. Anything internet-related also did extremely well. The average stock, however, lagged the market's favorites, and hence, the indices, which are so heavily-weighted in the big names. In fact, on the day the Dow crested 10,000, more stocks posted new lows than new highs. Very simply, fundamental strength, cash flow and growth prospects just did not have the attraction for investors that a well-known name, or the vague promise of potentially explosive earnings "someday" did.

    The mid-cap and small-caps were among the most neglected during the period. And among those that were the hardest hit were those tied to the turmoil in the bond markets, like those in the REIT (real estate investment trusts) and insurance sectors. But the low valuations in these sectors did create a positive environment for mergers and acquisitions. The portfolio benefited as several of our companies, like Frontier Corp. (2.9% of the Fund's portfolio) and Browning Ferris (2.0%) were taken over at significant premiums.(**)

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?

 A. Clearly, momentum drove stock prices over the past nine months, much to the detriment of mid-cap and smaller cap value stocks. But, we believe that, inevitably, sentiment will swing back to these sectors. As a result, while it was a tough environment, it was also, when viewed from a long-term perspective, a time of tremendous opportunity. Focused on yield and value, we moved quickly to take advantage of the decline in valuations among out-of-favor sectors. Therefore, we were able to add or expand positions, at low prices, in a number of companies with attractive risk/reward characteristics and relatively low price-to-earnings ratios.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE NEXT SIX MONTHS?

 A. Regardless of the headlines about a skyrocketing stock market, we believe, on average, stocks have been in a "stealth bear market" for some time now. It is a truly confounding and frustrating environment for those focused on value. Currently, while many of the bigger technology names sport P/E ratios in the range of 100 or over, and many of the internet stocks have yet to post any earnings to use in such calculations, smaller and mid-cap stocks are selling at 8 to 12 times earnings. This is a situation that cannot, and will not, last forever. Long term, stock prices are driven by earnings, not enthusiasm nor euphoria.

    While it is impossible to predict precisely when market sentiment will shift, in our opinion, it will. Given that the valuation gap between the large caps and virtually all others in the market is so wide, that moment may come much sooner than later. Having aggressively capitalized on the environment of the past year, the portfolio is very well positioned for the shift, and we are optimistic about its prospects in the year ahead.

 (+) During the past year the Fund change it's fiscal period end from June 30 to March 31.

(++)With the maximum sales load of 5.00%, the Fund's return for the period would have been -4.94%.

(**) The Fund's portfolio composition is subject to change.

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                                       -3-

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

[Income Equity Fund Graph]

                                                  LIPPER EQUITY INCOME
                                                    FUNDS AVERAGE(2)       RUSSELL 1000 VALUE INDEX(1)    INCOME EQUITY FUND(*)
                                                  --------------------     ---------------------------    ---------------------
3/89                                                      10000                       10000                        9500
3/90                                                      10822                       11312                       10725
3/91                                                      11593                       12109                       11141
3/92                                                      13067                       13490                       12459
3/93                                                      15243                       16651                       15163
3/94                                                      15671                       17308                       17336
3/95                                                      17180                       19249                       18006
3/96                                                      21775                       25696                       22213
3/97                                                      25074                       30340                       25488
3/98                                                      34562                       44651                       34939
3/99                                                      35219                       46903                       34305

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank, for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1)The Russell 1000 Value Index is an unmanaged index that contains 1000 securities with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price/earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

(2)The Lipper Equity Income Average consists of funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

INCOME FUND
 PASCAL "PAT" ROMANO, CFA

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. For the period ended March 31, 1999(+), the Fund produced a total return of 3.00% (without the sales load).(++) In comparison, the Lehman Brothers Intermediate Government/Corporate Bond Index(1) produced a total return of 4.59%. Keep in mind, however, that this index tracks the performance of intermediate bonds over a wider quality range. The Fund invests only in securities rated "A" or better.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. Very simply, the period ended March 31, 1999, was a tumultuous period in the fixed-income markets for all but the most conservative investors.

    During the first half of the period, aftershocks from the turmoil in economies abroad reached our shores. Investors fled en masse to the safety and security of Treasury securities, and liquidity dried up in virtually all other sectors. In an effort to restore confidence, the Federal Reserve cut interest rates in the second half of 1998. The environment eased, and liquidity trickled back into the markets throughout the fall. News of the economy's faster-than-expected growth in the fourth quarter, however, increased uneasiness again in the opening months of 1999.

    At that point, volatility increased, but the reaction was relatively mild in comparison to last summer, and, we believe, appropriate. Historically, the fourth quarter is strong, and the economy was in little danger of overheating. Moreover, if the economy was in fact accelerating dramatically, investors seemed to feel that the Fed might move to reverse its third and final cut later in the year. Consequently, after acting as a safe haven for investors in the latter months of 1998, Treasuries wilted as 1999 opened.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. As always, throughout the period, our focus was firmly fixed on quality, and the portfolio's assets were invested only in securities rated "A" or better. Also, given our apprehension over events abroad in early 1998, the Fund was lightly weighted in corporate securities as the period began. Consequently, the Fund did suffer as liquidity dried up for all but Treasury securities, but the impact was somewhat muted. In the fall, as the markets rebounded, we remained cautious. Believing interest rates would fall, maturities were lengthened. Treasuries, however, wilted as 1999 opened, and investors grew more confident that the world economy was improving. Consequently, the underperformance of this group was a drag on the Fund's overall performance. Nonetheless, given the lightning speed at which investor sentiment shifted during the past period, we believe this conservative positioning of our assets was well-warranted.

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
 A. Very simply, we believe it is unrealistic to expect that, after seven years of expansion, the pace of growth seen in the fourth quarter of 1998 could be sustainable. It is also, we believe, somewhat unrealistic to expect that our economy will not experience some fallout from events abroad in the year past, or in the year ahead. While many of these economies are making progress toward structural reform, others have made only token efforts. Much work remains to be done and must be done. As a result, in the months ahead, we expect to see our economy decelerate and interest rates to decline which, we anticipate, will create a positive environment in the fixed-income markets.

    At the same time, however, we remain somewhat cautious. Historically, markets have not shrugged off conflict, and it is important to keep in mind that an external event such as an escalation or expansion of the situation in Kosovo could trigger a round of volatility.

 (+) During the past year the Fund change it's fiscal period end from June 30 to March 31.

 (++) With the maximum sales charge of 4.00%, the Fund's return for the period would have been -1.11%.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

[Income Fund Graph]

                                                                      LEHMAN                               INCOME FUND(*)
                                                    BROTHERS INTERMEDIATE GOV'T/CORPORATE BOND             --------------
                                                                      INDEX(1)
                                                    ------------------------------------------
'3/89'                                                               10000.00                                 9600.00
'3/90'                                                               11140.00                                10399.00
'3/91'                                                               12486.00                                11430.00
'3/92'                                                               13833.00                                12728.00
'3/93'                                                               15555.00                                14209.00
'3/94'                                                               15937.00                                14591.00
'3/95'                                                               16648.00                                15074.00
'3/96'                                                               18239.00                                16488.00
'3/97'                                                               19116.00                                17104.00
'3/98'                                                               20964.00                                18684.00
'3/99'                                                               22339.00                                19608.00

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank, for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1)The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

SPECIAL EQUITY FUND(1)
 BRIAN A. BYTHROW

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. Over the course of the period, investors' sentiment favored larger capitalization issues, and smaller cap stocks suffered from neglect. As a result, for the period ended March 31, 1999(+), the Russell 2000 Index(3) returned a -12.16% return. In comparison, our portfolio did well. For the same period, the Fund generated a total return of -4.55% (without sales load).(++)

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. Bottom-line, investors and the media focused on large-cap stocks throughout the period ended March 31, 1999. As the market declined in August due to troubles abroad, these stocks took the lightest blows, bounced back quickly and helped to push the Dow Jones Industrial Average over the 10,000 level. Small-cap stocks, on the other hand, despite their relatively greater fundamental strength and earnings growth, were bloodied in August, then recovered somewhat throughout the fall, but still trailed far behind the market's favorites. By the end of the period, the valuations of smaller cap issues relative to large-caps were the lowest they had been in decades. What made the situation all the more painful was the fact that in the strong growth, low interest rate, and benign inflation environment, the vast majority of smaller capitalization companies flourished operationally during the period.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. On signs that our own economy was weakening early in the period, several of our Fund's riskier holdings were sold off in July. Consequently, when the market did correct in August, our performance suffered only to a small degree. In addition, this move increased our cash position, which enabled us to capitalize on a number of the extremely attractive opportunities the correction left in its wake.

    Throughout the fall, the Fund's weighting in technology, semi-conductor and select consumer stocks was increased, and subsequently, these sectors did well as small-caps got back on their feet. By the period's end, many of the other holdings in the Fund's portfolio had bounced back to within range of their July valuations. Yet, this was not enough to keep pace with the large-caps or with the few small capitalization issues investors chased during the period, namely the Internet stocks. But, given the roller-coaster-like volatility of such stocks, the Fund did not have any holdings among this group.

Q. WHAT IS YOUR OUTLOOK FOR SMALL CAPS IN THE SIX MONTHS AHEAD?
 A. It is often difficult to remember that all market cycles do end. The discouraging results of the past period coupled with the market's apparently unlimited enthusiasm for the large-caps and the Internet, make it particularly hard this time. But, inevitably, investors' infatuation with these stocks will diminish, and that point, we believe, may not be too far off. Clearly, over the past period, valuations in the small-cap sector were very low and grew lower as the companies in the sector blossomed, and yet, investors were not impressed.

    Now, however, numbers tell such a compelling story that, as we go to press, there are indications that sentiment is changing. Currently, small-cap issues held in our portfolio are, on average, selling at 20 times projected earnings and are expected to grow approximately 30% over the coming year.(2) Growth among the large-caps, by contrast, is projected to fall in the coming year, and their stocks are selling at approximately 30 times earnings. With strong growth available at extremely reasonable prices in the small-cap sector, we believe investors are unlikely to continue paying unreasonable prices for flat growth much longer.(**)

(1)Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

(2)Source: WWW.I/B/E/S-Institutional Brokers Estimate System.com

(+)During the past year the Fund change it's fiscal period end from June 30 to March 31.

(++)With the maximum sales charge of 5.00%, the Fund's return for the period would have been -9.35%.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

[Special Equity Fund Graph]

                                                                    SPECIAL EQUITY FUND(*)               RUSSELL 2000 INDEX(3)
                                                                    ----------------------               ---------------------
'3/89'                                                                      9500                              10000
'3/90'                                                                     11034                              10554
'3/91'                                                                     12391                              11270
'3/92'                                                                     15253                              13639
'3/93'                                                                     16669                              15666
'3/94'                                                                     18793                              17390
'3/95'                                                                     19207                              18347
'3/96'                                                                     26405                              23676
'3/97'                                                                     25844                              24885
'3/98'                                                                     31745                              35340
'3/99'                                                                     28394                              29595

    The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank, for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(3)The Russell 2000 Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

(**)The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

DIVERSIFIED EQUITY FUND

The Diversified Equity Fund is a multi-style, multi-manager portfolio with three subadvisors representing the sector rotation, value and growth styles. The following interview is with portfolio managers John Truschel of Standish, Ayer & Wood (blending value and growth), Robert Marcin of Miller Anderson & Sherrerd LLP (value) and Bob Takazawa of Loomis Sayles & Company LP (growth).

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. For the period ended March 31, 1999(+), the Fund's total return was -0.59% (without sales load).(++) Over the same time period, the S&P 500 Index(1) produced a total return of 14.67%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. John Truschel, Standish, Ayer & Wood:
    Earnings appeared to be somewhat irrelevant during the period. Investors favored growth, and only the most highly visible growth, and were willing to pay for it. As a result, despite their high valuations, a very small group of large-cap growth stocks prospered, and virtually all other stocks were trampled underfoot. We focused on stocks that offer growth at a reasonable price, the portfolio held only a few names among them: Sun Microsystems (2.80% of the Fund's portfolio) and Amgen (1.92%) benefited in this environment. In general, our other holdings were traded in a narrow range or declined slightly over the period.(*)

 A. Robert Marcin, Miller Anderson & Sherrerd:
    The low price-to-earnings (P/E) style of investing was simply not in style during the period. Regardless of balance sheet strength, cash or growth prospects, investors simply were not interested. The several mega-cap stocks that did qualify for investment by the Fund performed well over the course of the period. Among these were Ford (0.67%), IBM (0.66%), Citigroup (0.64%), and Chase (0.85%). Citigroup, in particular, did so well that its P/E moved beyond the Fund's universe, and we took the gain at what proved to be the stock's high point during the year. Outstanding as the performance of these few names was, however, it could not compensate for the underperformance of the portfolio's other holdings, which suffered from neglect.(*)

 A. Bob Takazawa, Loomis Sayles & Company:
    Throughout the year, investors chased growth but given the tumultuous state of the world markets, were only willing to invest in the largest, most liquid of companies to get it. Consequently, while the average mid-cap and small-cap stock declined, the market averages, which are heavily weighted toward the biggest names soared over 10,000. Among the best performers in this group were the technology and telecommunications stocks, which held out the promise of very strong growth in the coming years. The portfolio benefited as among the many names it held were EMC Corp. (1.23%), America Online (2.26%), Sun Microsystems (2.80%), AT&T (1.11%), and MCI WorldCom (1.31%).(*)

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. John Truschel, Standish, Ayer & Wood:
    Any manager with any type of traditional background in valuations found the environment very disconcerting. Many of our holdings exhibited growth rates much faster than average; their earnings surprises tended to be positive; and their balance sheets were very strong. Nonetheless, we stood strong throughout the period, knowing that eventually, given the valuations and the potential of our holdings, sentiment would change. Moreover, in the fall, we realigned the portfolio in an effort to capitalize on several even more attractive opportunities that the August debacle left in its wake. But the market simply did not care about or reward these efforts.

(+)During the past year the Fund change it's fiscal period end from June 30 to March 31.

(++)With the maximum sales charge of 5.00%, the Fund's return for the period would have been -5.55%.

(1)The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. Stock Market as a whole. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

(*)The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

 A. Robert Marcin, Miller Anderson & Sherrerd:
    Throughout the period, we maintained our focus and looked for companies with solid earnings growth, strong fundamentals and cheap valuations. Hurt by the downdrafts of August, the small- and mid-cap sectors offered many opportunities. Consequently, while the market's attention was occupied elsewhere, we capitalized on the situation and added or strengthened our positions in companies with strong long-term prospects that most closely fit our investment parameters.

 A. Bob Takazawa, Loomis Sayles & Company:

    Believing that the downdraft in August was a correction rather the start of a recession in the United States or a meltdown of the global market, we seized the moment. Hard hit as investors fled, many stocks in the technology sector were available at very attractive prices. Positions were added or strengthened to the point that the portfolio was overweighted in technology in the second half of the period. Subsequently, this group led the market up to and over the 10,000 level. With regard to the rest of our holdings, which lagged the technology stocks, we stood strong and continue to do so, believing the market will eventually broaden.

Q. WHAT IS YOUR OUTLOOK FOR THE SIX MONTHS AHEAD?
 A. John Truschel, Standish, Ayer & Wood:
    We expect the year ahead to be a better one than the period just past. Markets around the world are beginning to recover from the Asian flu. As these economies rebound, we expect to see demand, particularly demand in basic industries, bounce back. All of this is positive for our economy and particularly for companies beyond the high fliers of the past period. As the period drew to a close, we saw evidence that investors were looking beyond the chosen few and beginning to move money towards areas sensitive to the global economy.

 A. Robert Marcin, Miller Anderson & Sherrerd:

    As the period drew to a close, valuations in the low P/E sector of the marketplace relative to large-caps were lower than they had been in years. The global economy is beginning to rebound. With this, we are beginning to see an improvement in market psychology toward the sectors that have been out of favor for more than two years now: the small-cap, mid-cap, value, low P/E, and economically sensitive sectors. More specifically, we expect that those companies involved in economically sensitive industries, consumer goods, basic industries, and capital goods to be among the first beneficiaries of the change in market sentiment we see ahead.

 A. Bob Takazawa, Loomis Sayles & Company:

    Having seen many pro-growth policies enacted and interest rates cut in markets around the world during the past several months, we are optimistic about the market's prospects going forward. Moreover, in recent weeks, we have seen profit-taking in the growth sector, and the start of what may be a migration toward the value stocks. But, while we may see value stocks rebound in the months ahead, we do not expect them to take over market leadership. The environment, we believe, will be much more selective. Some growth stocks will continue to do well, as will some value stocks. But much to the relief of investors focused on earnings and fundamentals, the market will no longer be totally one-sided.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

[Diversified Equity Fund Graph]

                                                                  DIVERSIFIED EQUITY FUND(*)             S&P 500 STOCK INDEX(1)
                                                                  --------------------------             ----------------------
'3/89'                                                                     9500.00                           10000.00
'3/90'                                                                    11577.00                           11915.00
'3/91'                                                                    13393.00                           13628.00
'3/92'                                                                    15133.00                           15134.00
'3/93'                                                                    17079.00                           17438.00
'3/94'                                                                    17546.00                           17690.00
'3/95'                                                                    19104.00                           20446.00
'3/96'                                                                    24451.00                           26998.00
'3/97'                                                                    27309.00                           32339.00
'3/98'                                                                    38788.00                           47893.00
'3/99'                                                                    39724.00                           56733.00

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank, for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1)The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    PAGE 13

                            Statements of Operations
                                    PAGE 14

                      Statements of Changes in Net Assets
                                    PAGE 16

                       Schedules of Portfolio Investments
                                    PAGE 18

                         Notes to Financial Statements
                                    PAGE 30

                              Financial Highlights
                                    PAGE 36

                       Report of Independent Accountants
                                    PAGE 38

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 1999

                                                  INCOME       DIVERSIFIED      SPECIAL
                                                  EQUITY         EQUITY         EQUITY         INCOME
                                                   FUND           FUND           FUND           FUND
                                                -----------    -----------    -----------    -----------
                   ASSETS:
Investments, at value (cost $44,337,430;
  $73,022,171; $21,565,542; and $65,894,430
  respectively)...............................  $48,992,635    $81,899,403    $22,264,953    $64,919,059
Repurchase agreements, at cost................      333,446      1,476,286      8,093,242      3,165,664
                                                -----------    -----------    -----------    -----------
      Total Investments.......................   49,326,081     83,375,689     30,358,195     68,084,723
Interest and dividends receivable.............      166,331         80,987          8,571      1,207,970
Receivables from brokers for investments
  sold........................................    1,457,155      2,940,367      1,468,661             --
Unamortized organization costs................        6,451         10,989          6,145          9,263
Prepaid expenses and other assets.............          438             --            275            464
                                                -----------    -----------    -----------    -----------
      Total Assets............................   50,956,456     86,408,032     31,841,847     69,302,420
                                                -----------    -----------    -----------    -----------
                 LIABILITIES:
Payable for investments purchased.............           --        933,788        862,875      1,993,260
Accrued expenses and other payables:
    Investment advisory fees..................       34,200         74,665         20,735         31,158
    Administration fees.......................        1,388          2,340            839          1,839
    Accounting fees...........................          452            384            288            862
    Other.....................................       17,572         35,790         11,478         24,763
                                                -----------    -----------    -----------    -----------
      Total Liabilities.......................       53,612      1,046,967        896,215      2,051,882
                                                -----------    -----------    -----------    -----------
      Net Assets..............................  $50,902,844    $85,361,065    $30,945,632    $67,250,538
                                                ===========    ===========    ===========    ===========
                 NET ASSETS:
Capital.......................................  $45,300,471    $67,628,890    $30,792,642    $68,631,885
Undistributed (distributions in excess of) net
  investment income...........................       55,794           (161)           (85)        46,689
Net unrealized appreciation (depreciation) on
  investments.................................    4,655,205      8,877,232        699,411       (975,371)
Accumulated undistributed net realized gains
  (losses) on investment transactions.........      891,374      8,855,104       (546,336)      (452,665)
                                                -----------    -----------    -----------    -----------
      Net Assets..............................  $50,902,844    $85,361,065    $30,945,632    $67,250,538
                                                ===========    ===========    ===========    ===========
Outstanding units of beneficial interest
  (shares)....................................    4,628,689      7,579,087      3,370,713      6,734,765
                                                ===========    ===========    ===========    ===========
Net asset value -- redemption price per
  share.......................................  $     11.00    $     11.26    $      9.18    $      9.99
                                                ===========    ===========    ===========    ===========
Maximum Sales Charge..........................         5.00%          5.00%          5.00%          4.00%
                                                ===========    ===========    ===========    ===========
Maximum Offering Price (NAV/(1-Maximum Sales
  Charge) of net asset value adjusted to
  nearest cent) per share.....................  $     11.58    $     11.85    $      9.66    $     10.41
                                                ===========    ===========    ===========    ===========

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                            STATEMENTS OF OPERATIONS

                                             INCOME EQUITY FUND        DIVERSIFIED EQUITY FUND
                                          ------------------------    --------------------------
                                            PERIOD         YEAR          PERIOD         YEAR
                                             ENDED        ENDED          ENDED          ENDED
                                           MARCH 31,     JUNE 30,      MARCH 31,      JUNE 30,
                                            1999(a)        1998         1999(a)         1998
                                          -----------   ----------    ------------   -----------
INVESTMENT INCOME:
Interest income.........................  $   328,448   $  428,967    $    123,807   $   357,831
Dividend income.........................      968,532    1,147,471         654,122       790,275
                                          -----------   ----------    ------------   -----------
     Total Income.......................    1,296,980    1,576,438         777,929     1,148,106
                                          -----------   ----------    ------------   -----------
EXPENSES:
Investment advisory fees................      296,820      374,402         682,319       970,429
Administration fees.....................       74,205       93,601         131,181       176,443
12b-1 fees..............................       92,761      117,001         163,975       220,552
Transfer agent fees.....................       23,267       29,653          24,898        36,199
Accounting fees.........................       15,007       20,243          26,987        35,425
Custodian fees..........................        3,633        6,186          18,121        24,513
Other...................................       35,565       41,235          52,209        66,783
                                          -----------   ----------    ------------   -----------
     Total Expenses.....................      541,258      682,321       1,099,690     1,530,344
     Less: expenses voluntarily
       reduced..........................      (92,761)    (117,001)       (163,975)     (220,552)
                                          -----------   ----------    ------------   -----------
Net Expenses............................      448,497      565,320         935,715     1,309,792
                                          -----------   ----------    ------------   -----------
Net Investment Income (Loss)............      848,483    1,011,118        (157,786)     (161,686)
                                          -----------   ----------    ------------   -----------
REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on
  investment transactions...............    1,989,853    6,789,017      12,914,962    13,166,299
Change in unrealized
  appreciation/depreciation on
  investments...........................   (3,021,716)    (415,826)    (13,542,991)    8,399,708
                                          -----------   ----------    ------------   -----------
Net realized/unrealized gains (losses)
  on investments........................   (1,031,863)   6,373,191        (628,029)   21,566,007
                                          -----------   ----------    ------------   -----------
Change in net assets resulting from
  operations............................  $  (183,380)  $7,384,309    $   (785,815)  $21,404,321
                                          ===========   ==========    ============   ===========

---------------

(a) For the period from July 1, 1998 through March 31, 1999.

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                            STATEMENTS OF OPERATIONS

                                               SPECIAL EQUITY FUND             INCOME FUND
                                             ------------------------    ------------------------
                                               PERIOD         YEAR         PERIOD         YEAR
                                                ENDED        ENDED          ENDED        ENDED
                                              MARCH 31,     JUNE 30,      MARCH 31,     JUNE 30,
                                               1999(a)        1998         1999(a)        1998
                                             -----------   ----------    -----------   ----------
INVESTMENT INCOME:
Interest income............................  $   244,871   $  322,881    $ 3,045,797   $3,958,259
Dividend income............................       41,146      122,383             --      186,767
                                             -----------   ----------    -----------   ----------
     Total Income..........................      286,017      445,264      3,045,797    4,145,026
                                             -----------   ----------    -----------   ----------
EXPENSES:
Investment advisory fees...................      181,817      272,600        272,447      334,179
Administration fees........................       45,455       68,151         99,072      121,521
12b-1 fees.................................       56,818       85,188        123,839      151,899
Transfer agent fees........................       20,748       33,006         12,799       33,185
Accounting fees............................        9,993       14,267         18,281       24,106
Custodian fees.............................        5,316        6,696          6,441        7,083
Other......................................       17,569       37,596         47,820       41,914
                                             -----------   ----------    -----------   ----------
     Total Expenses........................      337,716      517,504        580,699      713,887
     Less: expenses voluntarily reduced....      (56,818)     (85,188)      (123,839)    (151,899)
                                             -----------   ----------    -----------   ----------
Net Expenses...............................      280,898      432,316        456,860      561,988
                                             -----------   ----------    -----------   ----------
Net Investment Income (Loss)...............        5,119       12,948      2,588,937    3,583,038
                                             -----------   ----------    -----------   ----------
REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment
  transactions.............................    1,757,252     (796,672)       624,093      725,350
Change in unrealized
  appreciation/depreciation on
  investments..............................   (3,177,218)   1,351,263     (1,327,173)     461,944
                                             -----------   ----------    -----------   ----------
Net realized/unrealized gains (losses) on
  investments..............................   (1,419,966)     554,591       (703,080)   1,187,294
                                             -----------   ----------    -----------   ----------
Change in net assets resulting from
  operations...............................  $(1,414,847)  $  567,539    $ 1,885,857   $4,770,332
                                             ===========   ==========    ===========   ==========

---------------

(a) For the period from July 1, 1998 through March 31, 1999.

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                        INCOME EQUITY FUND                        DIVERSIFIED EQUITY FUND
                            ------------------------------------------   ------------------------------------------
                               PERIOD        FOR YEAR      FOR PERIOD       PERIOD        FOR YEAR      FOR PERIOD
                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                             MARCH 31,       JUNE 30,       JUNE 30,      MARCH 31,       JUNE 30,       JUNE 30,
                              1999(a)          1998         1997(b)        1999(a)          1998         1997(b)
                            ------------   ------------   ------------   ------------   ------------   ------------
FROM INVESTMENT
  ACTIVITIES:
OPERATIONS:
  Net investment
    income(loss)..........  $    848,483   $  1,011,118   $    616,421   $   (157,786)  $   (161,686)  $    (54,090)
  Net realized gains
    (losses) on investment
    transactions..........     1,989,853      6,789,017      2,858,798     12,914,962     13,166,299      7,722,828
  Net change in unrealized
 appreciation/depreciation
    on investments........    (3,021,716)      (415,826)     4,364,604    (13,542,991)     8,399,708      5,132,388
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets
  resulting from
  operations..............      (183,380)     7,384,309      7,839,823       (785,815)    21,404,321     12,801,126
                            ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income................      (859,046)      (985,708)      (590,716)            --             --             --
  From net realized gains
    on investments........    (5,549,465)    (5,026,674)      (158,589)   (13,464,080)    (9,785,732)    (1,332,828)
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  shareholder
  distributions...........    (6,408,511)    (6,012,382)      (749,305)   (13,464,080)    (9,785,732)    (1,332,828)
                            ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
    issued................    15,400,045     16,097,747     42,293,659     19,352,100     20,560,375     84,469,233
  Dividends reinvested....     6,124,576      5,820,966        746,329     13,109,770      9,643,385      1,332,616
  Cost of shares
    redeemed..............   (16,480,278)   (10,035,797)   (10,934,957)   (30,934,128)   (18,728,640)   (22,280,638)
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  capital transactions....     5,044,343     11,882,916     32,105,031      1,527,742     11,475,120     63,521,211
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets......    (1,547,548)    13,254,843     39,195,549    (12,722,153)    23,093,709     74,989,509
NET ASSETS:
  Beginning of period.....    52,450,392     39,195,549             --     98,083,218     74,989,509             --
                            ------------   ------------   ------------   ------------   ------------   ------------
  End of period...........  $ 50,902,844   $ 52,450,392   $ 39,195,549   $ 85,361,065   $ 98,083,218   $ 74,989,509
                            ============   ============   ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued..................     1,327,864      1,270,185      4,149,432      1,610,936      1,643,723      8,361,129
  Reinvested..............       572,233        497,282         68,376      1,196,147        873,495        125,956
  Redeemed................    (1,435,697)      (794,106)    (1,026,880)    (2,597,527)    (1,502,834)    (2,131,938)
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in shares..........       464,400        973,361      3,190,928        209,556      1,014,384      6,355,147
                            ============   ============   ============   ============   ============   ============

---------------

(a) For the period from July 1, 1998 through March 31, 1999.

(b) Commencement of operations of the Funds began September 25, 1996 and September 23, 1996, respectively.

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                            SPECIAL EQUITY FUND                              INCOME FUND
                                 ------------------------------------------   ------------------------------------------
                                    PERIOD        FOR YEAR      FOR PERIOD       PERIOD        FOR YEAR      FOR PERIOD
                                    ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                  MARCH 31,       JUNE 30,       JUNE 30,      MARCH 31,       JUNE 30,       JUNE 30,
                                   1999(a)          1998         1997(b)        1999(a)          1998         1997(b)
                                 ------------   ------------   ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income
    (loss).....................  $      5,119   $     12,948   $     10,227   $  2,588,937   $  3,583,038   $  2,182,134
  Net realized gains (losses)
    on investment
    transactions...............     1,757,252       (796,672)      (253,355)       624,093        725,350       (215,572)
  Net change in unrealized
    appreciation/depreciation
    on investments.............    (3,177,218)     1,351,263        304,921     (1,327,173)       461,944        790,234
                                 ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets resulting
  from operations..............    (1,414,847)       567,539         61,793      1,885,857      4,770,332      2,756,796
                                 ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...        (6,474)       (15,078)       (10,227)    (2,590,721)    (3,582,178)    (2,141,355)
  From tax return of capital...       (31,820)            --             --             --             --             --
  In excess of net investment
    income.....................            --             --           (337)            --             --             --
  From net realized gains on
    investments................            --       (452,546)            --     (1,133,720)            --             --
  In excess of net realized
    gains on investments.......            --             --       (801,015)      (452,672)            --             --
                                 ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  shareholder distributions....       (38,294)      (467,624)      (811,579)    (4,177,113)    (3,582,178)    (2,141,355)
                                 ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
    issued.....................     9,738,376     15,510,945     38,050,281     19,281,043     17,944,091     66,488,773
  Dividends reinvested.........        36,604        450,173        811,083      4,012,826      3,466,908      2,132,592
  Cost of shares redeemed......   (12,817,329)   (11,144,152)    (7,587,337)   (19,727,161)   (11,412,595)   (14,448,278)
                                 ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  capital transactions.........    (3,042,349)     4,816,966     31,274,027      3,566,708      9,998,404     54,173,087
                                 ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets...........    (4,495,490)     4,916,881     30,524,241      1,275,452     11,186,558     54,788,528
NET ASSETS:
  Beginning of period..........    35,441,122     30,524,241             --     65,975,086     54,788,528             --
                                 ------------   ------------   ------------   ------------   ------------   ------------
  End of period................  $ 30,945,632   $ 35,441,122   $ 30,524,241   $ 67,250,538   $ 65,975,086   $ 54,788,528
                                 ------------   ------------   ------------   ------------   ------------   ------------
SHARE TRANSACTIONS:
  Issued.......................     1,092,574      1,539,687      3,865,762      1,868,593      1,739,371      6,626,551
  Reinvested...................         4,411         47,382         83,724        392,040        337,542        210,754
  Redeemed.....................    (1,407,159)    (1,087,999)      (767,669)    (1,904,079)    (1,106,996)    (1,429,012)
                                 ------------   ------------   ------------   ------------   ------------   ------------
Change in shares...............      (310,174)       499,070      3,181,817        356,554        969,917      5,408,293
                                 ============   ============   ============   ============   ============   ============

---------------

(a) For the period from July 1, 1998 through March 31, 1999.

(b) Commencement of operations of the Funds began September 20, 1996 and September 24, 1996, respectively.

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                       SECURITY                MARKET
 SHARES               DESCRIPTION               VALUE
---------   -------------------------------  -----------
COMMON STOCKS (87.8%):
Automotive (1.8%):
   18,000   General Motors Corp. -- Class H
              (b)..........................  $   907,875
                                             -----------
Automotive Parts (2.5%):
   19,000   Dana Corp. ....................      722,000
   58,000   Simpson Industries, Inc. ......      558,250
                                             -----------
                                               1,280,250
                                             -----------
Banking (2.9%):
    9,000   National City Corp. ...........      597,375
   19,434   Union Planters Corp. ..........      853,881
                                             -----------
                                               1,451,256
                                             -----------
Building Materials (0.9%):
    9,000   Southdown, Inc. ...............      483,188
                                             -----------
Chemicals (3.8%):
    7,000   Dow Chemical Co. ..............      652,313
   50,000   M.A. Hanna Co. ................      640,625
   29,500   The Lubrizol Corp. ............      663,750
                                             -----------
                                               1,956,688
                                             -----------
Communications Equipment (1.0%):
   18,000   Harris Corp. ..................      515,250
                                             -----------
Computer Services (2.1%):
   22,000   Electronic Data Systems
              Corp. .......................    1,071,125
                                             -----------
Computers (1.5%):
   11,500   Hewlett-Packard Co. ...........      779,844
                                             -----------
Consumer Goods & Services (0.8%):
   17,000   American Greetings Corp. ......      431,375
                                             -----------
Defense (1.0%):
    9,000   Raytheon Co. -- Class B........      527,625
                                             -----------
Electrical & Electronic (1.3%):
    8,000   Koninklijke Philips Electronics
              N.Y..........................      659,500
                                             -----------
Electronic Components (3.0%):
   22,600   Dallas Semiconductor Corp. ....      872,925
   19,000   Parker-Hannifin Corp. .........      650,750
                                             -----------
                                               1,523,675
                                             -----------
Energy (1.4%):
   27,000   Reliant Energy, Inc. ..........      703,688
                                             -----------
Environmental Services (2.0%):
   27,000   Browning-Ferris Industries,
              Inc. ........................    1,041,188
                                             -----------
Financial Services (4.1%):
   15,000   A.G. Edwards, Inc. ............      490,313
   40,000   Alliance Capital
              Management-LP................    1,012,500
   15,000   Paine Webber Group, Inc. ......      598,125
                                             -----------
                                               2,100,938
                                             -----------

                       SECURITY                MARKET
 SHARES               DESCRIPTION               VALUE
---------   -------------------------------  -----------
COMMON STOCKS, CONTINUED:
Food & Related (3.5%):
   16,600   The Quaker Oats Co. ...........  $ 1,038,538
   27,100   Ralston-Ralston Purina Group...      723,231
                                             -----------
                                               1,761,769
                                             -----------
Forest & Paper Products (3.3%):
   10,000   Georgia-Pacific Group..........      742,500
   17,000   Weyerhaeuser Co. ..............      943,500
                                             -----------
                                               1,686,000
                                             -----------
Insurance (4.2%):
   22,000   Conseco, Inc. .................      679,250
   12,000   La Salle RE Holdings...........      177,000
    9,000   Lincoln National Corp. ........      889,875
   12,412   The St. Paul Companies,
              Inc. ........................      385,548
                                             -----------
                                               2,131,673
                                             -----------
Investment Companies (1.6%):
   40,100   Waddell & Reed Financial,
              Inc. ........................      822,050
                                             -----------
Machinery -- Diversified (3.0%):
   60,000   AGCO Corp. ....................      393,750
   38,600   Esterline Technologies Corp.
              (b)..........................      499,388
   15,000   W.W. Grainger,Inc. ............      645,938
                                             -----------
                                               1,539,076
                                             -----------
Medical Instruments (1.4%):
   11,000   Bausch & Lomb Inc. ............      715,000
                                             -----------
Motor Vehicles (1.7%):
   15,000   Ford Motor Co. ................      851,250
                                             -----------
Office Equipment & Services (1.5%):
   42,000   A.H. Belo Corp. -- Series A....      766,500
                                             -----------
Oil -- Integrated Companies (2.2%):
   12,000   Phillips Petroleum Co. ........      567,000
   20,000   USX-Marathon Group.............      550,000
                                             -----------
                                               1,117,000
                                             -----------
Paint & Related Products (1.8%):
   33,000   The Sherwin-Williams Co. ......      928,125
                                             -----------
Pharmaceuticals (6.4%):
   26,000   Abbott Laboratories............    1,217,126
   16,000   Bristol-Myers Squibb Co. ......    1,029,000
   12,000   Merck & Co., Inc. .............      962,250
                                             -----------
                                               3,208,376
                                             -----------
Publishing (1.8%):
   14,000   Tribune Co. ...................      916,125
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                       SECURITY                MARKET
 SHARES               DESCRIPTION               VALUE
---------   -------------------------------  -----------
COMMON STOCKS, CONTINUED:
Real Estate Investment Trust (5.7%):
   53,000   Burnham Pacific Properties,
              Inc. ........................  $   556,500
   40,000   Captec Net Lease Realty,
              Inc. ........................      520,000
   14,875   Equity Residential Properties
              Trust........................      613,595
   12,000   Hospitality Properties Trust...      324,750
   31,000   Prentiss Properties Trust......      577,375
   34,000   Thornburg Mortgage Asset
              Corp. .......................      293,250
                                             -----------
                                               2,885,470
                                             -----------
Retail (4.1%):
   27,000   Claire's Stores, Inc. .........      813,376
   21,000   Dillard's Inc., Class A........      532,875
   25,000   Longs Drug Stores Corp. .......      760,938
                                             -----------
                                               2,107,189
                                             -----------
Steel (2.3%):
   25,000   Allegheny Teledyne, Inc. ......      473,438
   26,800   Carpenter Technology Corp. ....      695,125
                                             -----------
                                               1,168,563
                                             -----------
Telecommunications (2.9%):
   28,000   Frontier Corp. ................    1,452,500
                                             -----------
Tires & Rubber Products (1.2%):
   33,000   Cooper Tire & Rubber Co. ......      606,375
                                             -----------
Transportation -- Air (1.5%):
   13,000   AMR Corp. Del (b)..............      761,312
                                             -----------
Transportation -- Misc. (1.6%):
   29,000   Ryder System, Inc. ............      801,125
                                             -----------
Utilities -- Electric (4.4%):
   19,000   American Electric Power Co. ...      754,063
   20,000   The Montana Power Co. .........    1,471,249
                                             -----------
                                               2,225,312
                                             -----------
Utilities -- Telephone (1.6%):
   15,000   U S WEST, Inc. ................      825,937
                                             -----------
            Total Common Stocks............   44,710,192
                                             -----------
PREFERRED STOCKS (0.6%):
Hotels & Motels (0.6%):
   22,000   Signature Inns, Inc., Series A,
              Callable 2/1/00 @ 20.97......      291,500
                                             -----------
            Total Preferred Stocks.........      291,500
                                             -----------
CONVERTIBLE BONDS (7.8%):
Computer Software (1.0%):
  500,000   The Learning Co., 5.50%,
              11/1/00, Callable 11/1/99 @
              101.10 (c)...................      507,500
                                             -----------

SHARES OR
PRINCIPAL              SECURITY                MARKET
 AMOUNT               DESCRIPTION               VALUE
---------   -------------------------------  -----------
 CONVERTIBLE BONDS, CONTINUED:
Computers (2.2%):
   10,000   Budget Group Capital Trust,
              6.25%, 6/15/05, Callable
              6/15/05 @ 50.50 (c)..........  $   356,250
1,000,000   Data General Corp., 6.00%,
              5/15/04, Callable 5/18/00 @
              103.43.......................      806,250
                                             -----------
                                               1,162,500
                                             -----------
Industrial Goods & Services (1.8%):
 778,000    Integrated Device Technology
              5.50%, 6/1/02, Callable
              6/1/99 @ 101.38..............      552,380
 450,000    Mascotech 4.50%, 12/15/03,
              Callable 12/15/99 @ 101.50...      347,063
                                             -----------
                                                 899,443
                                             -----------
Medical -- Wholesale Drug Distribution
  (0.5%):
 400,000    Fuisz Technologies Ltd., 7.00%,
              10/15/04, Callable 10/19/00 @
              104.00 (c)...................      271,500
                                             -----------
Oil & Gas Services (0.6%):
 600,000    Halter Marine, 4.50%, 9/15/04,
              Callable 9/15/00 @ 102.57....      311,250
                                             -----------
Retail (1.2%):
  10,000    KMart Financing Corp., 7.75%,
              6/15/16, Callable 6/17/99 @
              52.71........................      605,000
                                             -----------
Telecommunications (0.5%):
  17,000    Cellnet Funding LLC, 7.00%,
              6/1/10, Callable 6/1/01 @....      233,750
                                             -----------
            Total Convertible Bonds........    3,990,943
                                             -----------
REPURCHASE AGREEMENT (0.7%):
$333,446    Fifth Third Bank Repurchase
              Agreement, 3/31/99, 4.40%,
              matures 4/1/99,
              (Collateralized by $341,000
              FHLM, 6.00%, 9/1/13, market
              value = $338,549)............      333,446
                                             -----------
            Total Repurchase Agreement.....      333,446
                                             -----------
            Total (Cost $44,670,876) (a)...  $49,326,081
                                             ===========

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

---------

Percentages indicated are based on net assets of $50,902,844.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 9,687,770
         Unrealized depreciation.........................   (5,032,565)
                                                           -----------
         Net unrealized appreciation.....................  $ 4,655,205
                                                           ===========

(b) Represents non-income producing securities.

(c) 144A Security which is restricted as to resale to institutional investors.

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (96.0%):
Advertising (1.4%):
    15,300   Omnicom Group, Inc............  $ 1,223,043
                                             -----------
Air Transportation (0.2%):
     3,500   Alaska Air Group, Inc. (b)....      166,250
                                             -----------
Apparel (0.7%):
    13,200   V.P. Corp.....................      622,875
                                             -----------
Apparel Manufacturers (1.4%):
    16,500   Jones Apparel Group, Inc.
               (b).........................      460,970
    11,100   Liz Claiborne, Inc............      362,137
     5,100   Tommy Hilfiger Corp. (b)......      351,262
                                             -----------
                                               1,174,369
                                             -----------
Automotive Parts (0.7%):
     7,700   Dana Corp.....................      292,601
     1,600   Eaton Corp....................      114,400
     4,800   TRW, Inc......................      218,400
                                             -----------
                                                 625,401
                                             -----------
Banking (5.4%):
     7,100   AmSouth Bancorporation........      323,050
     5,900   Bank One Corp.................      324,870
     5,500   BankAmerica Corp..............      388,438
     3,900   BankBoston Corp...............      168,919
     8,900   The Chase Manhattan Corp......      723,682
     2,600   Comerica Inc..................      162,338
     4,600   Cullen/Frost Bankers, Inc.....      220,513
     8,700   First Tennessee National
               Corp........................      318,637
     3,910   First Union Corp..............      208,941
     3,800   Fleet Financial Group, Inc....      142,975
    15,200   Hibernia Corp. -Class A.......      199,500
    26,800   MBNA Corp.....................      639,851
     7,700   North Fork Bancorporation,
               Inc.........................      162,662
     7,900   PNC Bank Corp.................      438,945
     3,600   Republic New York Corp........      166,050
                                             -----------
                                               4,589,371
                                             -----------
Building -- Residential/Commercial (0.2%):
     5,900   Kaufman & Broad Home Corp. ...      133,119
                                             -----------
Building Materials (0.9%):
     4,700   Lafarge Corp. ................      131,600
     8,400   Owens Corning.................      267,225
     7,300   Southdown, Inc. ..............      391,920
                                             -----------
                                                 790,745
                                             -----------
Chemicals (1.8%):
    11,200   Air Products & Chemicals,
               Inc.........................      383,601
     2,400   FMC Corp. (b).................      118,500
    11,100   IMC Global, Inc...............      226,856
     3,000   Morton International, Inc.....      110,250
     7,800   Rohm & Haas Co................      261,788

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
    14,400   The Lubrizol Corp.............  $   324,001
    10,200   W.R. Grace & Co. (b)..........      123,675
                                             -----------
                                               1,548,671
                                             -----------
Communications Equipment (0.3%):
     6,300   Symbol Technologies, Inc. ....      283,500
                                             -----------
Computer Services (2.5%):
    13,200   America Online, Inc. (b)......    1,927,201
     7,400   Diebold Inc. .................      177,600
                                             -----------
                                               2,104,801
                                             -----------
Computer Software (1.7%):
     6,700   BMC Software, Inc.............      248,319
     8,000   Fiserv, Inc. (b)..............      429,000
     7,300   Network Associates, Inc.
               (b).........................      224,019
    21,300   Oracle Corp. (b)..............      561,789
                                             -----------
                                               1,463,127
                                             -----------
Computers (6.8%):
     7,600   Apple Computer, Inc. (b)......      273,125
     8,200   EMC Corp. (b).................    1,047,551
     6,100   Intel Corp....................      726,662
     3,200   International Business
               Machines Corp...............      567,201
    19,100   Sun Microsystems, Inc. (b)....    2,386,306
     8,200   Synopsys, Inc. (b)............      440,750
    10,500   Unisys Corp. (b)..............      290,719
                                             -----------
                                               5,732,314
                                             -----------
Construction (0.3%):
     6,500   Centex Corp...................      216,937
                                             -----------
Consumer Goods & Services (0.1%):
     4,200   American Greetings Corp. .....      106,575
                                             -----------
Containers & Packaging (1.1%):
    18,300   Sealed Air Corp...............      900,129
                                             -----------
Cosmetics & Toiletries (0.4%):
     3,400   The Proctor & Gamble Co.,.....      332,987
                                             -----------
Data Processing & Reproduction (0.6%):
    11,200   First Data Corp. .............      478,800
                                             -----------
Defense (0.9%):
     6,000   Cordant Technologies, Inc. ...      238,875
     4,100   United Technologies Corp. ....      555,295
                                             -----------
                                                 794,170
                                             -----------
Distribution Services (0.1%):
    19,400   Brightpoint, Inc. (b).........      114,581
                                             -----------
Electrical Equipment (0.2%):
     8,800   Arrow Electronics, Inc. (b)...      132,000
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Electronic Components (3.1%):
    10,900   American Power Conversion
               Corp. (b)...................  $   294,300
     4,500   Avnet, Inc....................      164,812
     7,450   Parker-Hannifin Corp..........      255,163
    20,400   Solectron Corp. (b)...........      990,677
     9,050   Tektronix, Inc................      228,512
     7,200   Texas Instruments, Inc........      714,601
                                             -----------
                                               2,648,065
                                             -----------
Engines -- Internal Combustion (0.4%):
     9,600   Cummins Engine Co., Inc.......      341,400
                                             -----------
Financial Services (3.7%):
     4,200   Ambac Financial Group Inc.....      226,800
    11,300   AmeriCredit Corp. (b).........      148,313
     7,300   Associates First Capital
               Corp........................      328,500
     8,500   Citigroup Inc.................      542,938
     4,000   Countrywide Credit Industries,
               Inc.........................      150,000
     9,200   Fannie Mae....................      637,101
    13,900   Paychex, Inc..................      659,381
    11,350   Washington Mutual, Inc........      463,931
                                             -----------
                                               3,156,964
                                             -----------
Food & Related (2.1%):
     9,800   Flowers Industries Inc........      241,325
     5,700   H.J. Heinz Co.................      270,037
    14,100   IBP, Inc......................      262,613
     6,300   Sara Lee Corp.................      155,925
     3,900   Suiza Foods Corp. (b).........      131,381
    11,600   SUPERVALU, INC................      239,250
     6,200   The Earthgrains Co............      137,562
    17,300   Universal Foods Corp..........      356,812
                                             -----------
                                               1,794,905
                                             -----------
Foreign Agency (0.3%):
    15,400   Stewart Enterprises, Inc.-
               Class A.....................      247,363
                                             -----------
Forest & Paper Products (0.1%):
     3,300   Westvaco Corp.................       69,300
                                             -----------
Funeral Services (0.2%):
    13,100   Service Corp. International...      186,675
                                             -----------
Health & Personal Care (0.3%):
     9,700   HCR Manor Care, Inc. (b)......      221,281
                                             -----------
Healthcare Cost Containment (0.1%):
     5,500   Orthodontic Centers Of
               America, Inc. (b)...........       86,625
                                             -----------
Hotels & Motels (0.2%):
     5,200   Starwood Hotels & Resorts
               Worldwide, Inc..............      148,525
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Household Products (0.5%):
     4,000   The Clorox Company............  $   468,750
                                             -----------
Human Resources (0.6%):
    10,300   Interim Services, Inc.........      154,500
    13,300   Olsten Corp...................       82,294
     7,700   Robert Half International,
               Inc. (b)....................      252,656
                                             -----------
                                                 489,450
                                             -----------
Instruments-Scientific (0.8%):
     5,200   The Perkin-Elmer Corp.........      504,726
     1,900   Waters Corp. (b)..............      199,619
                                             -----------
                                                 704,345
                                             -----------
Insurance (5.7%):
    16,500   Allstate Corp.................      611,532
     2,000   American General Corp.........      141,000
     9,700   American International Group,
               Inc.........................    1,170,062
     5,400   Cigna Corp....................      452,587
    13,000   Conseco, Inc..................      401,375
     6,000   Everest Reinsurance Holdings,
               Inc.........................      187,125
     5,700   Hartford Financial Services
               Group.......................      323,831
     7,950   Old Republic International
               Corp........................      145,087
     2,600   Protective Life Corp..........       98,475
     4,600   Providian Corp................      506,000
     8,400   ReliaStar Financial Corp......      358,050
     5,700   The PMI Group, Inc............      264,337
     2,650   Transatlantic Holdings,
               Inc.........................      198,750
                                             -----------
                                               4,858,211
                                             -----------
Internet Software & Services (0.7%)
     3,400   CMGI Inc......................      622,413
                                             -----------
Linen Supply & Related Items (0.4%):
     5,000   Cintas Corp...................      326,874
                                             -----------
Machine Tools & Related Products (0.2%):
     7,500   Kennametal, Inc...............      131,250
                                             -----------
Machinery & Equipment (1.8%):
     5,500   Applied Materials, Inc. (b)...      339,224
    20,400   Case Corp.....................      517,649
    10,600   Harnischfeger Industries,
               Inc.........................       60,287
     9,000   Ingersoll-Rand Co.............      446,625
     4,100   Tecumseh Products Co., Class
               A...........................      208,844
                                             -----------
                                               1,572,629
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Manufacturing (0.4%):
     4,800   Crane Co......................  $   116,100
     6,900   Trinity Industries, Inc.......      202,688
                                             -----------
                                                 318,788
                                             -----------
Medical -- HMO (0.4%):
     6,900   Columbia/HCA Healthcare
               Corp........................      130,669
    14,140   Foundation Health Corp. --
               Class A. (b)................      172,331
                                             -----------
                                                 303,000
                                             -----------
Medical Services & Supplies (2.0%):
    77,800   HEALTHSOUTH Corp. (b).........      807,164
     5,700   Steris Corp. (b)..............      151,763
    15,500   Stryker Corp..................      781,779
                                             -----------
                                               1,740,706
                                             -----------
Medical--Biotechnology (0.9%):
     3,600   Biogen, Inc. (b)..............      411,525
     4,100   Genentech, Inc. (b)...........      363,361
                                             -----------
                                                 774,886
                                             -----------
Medical--Health Management Organization
  (0.7%):
    11,900   Humana Inc....................      205,275
     7,000   United Healthcare Corp........      368,375
                                             -----------
                                                 573,650
                                             -----------
Medical--Hospitals (0.3%):
    14,700   Tenet Healthcare Corp. (b)....      278,381
                                             -----------
Medical--Instruments/Products (2.5%):
     5,000   Beckman Coulter, Inc..........      220,000
    25,200   Guidant Corp..................    1,524,599
     3,300   Henry Schein, Inc. (b)........       83,325
    11,400   Sybron International Corp.
               (b).........................      285,000
                                             -----------
                                               2,112,924
                                             -----------
Medical--Wholesale Drug Distribution
  (0.3%):
    12,400   Bergen Brunswig Corp.- Class
               A...........................      248,000
                                             -----------
Metal Fabrication (0.2%):
     4,500   Precision Castparts Corp......      181,125
                                             -----------
Motor Vehicles (1.8%):
    10,100   Ford Motor Co.................      573,175
    11,500   General Motors Corp...........      999,063
                                             -----------
                                               1,572,238
                                             -----------
Multimedia (1.4%):
    17,100   Time Warner Inc...............    1,215,171
                                             -----------
Networking Software (0.8%):
     6,300   Cisco Systems, Inc. (b).......      690,245
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Office Equipment & Services (0.7%):
    10,400   Xerox Corporation.............  $   555,100
                                             -----------
Office Supplies & Forms (0.1%):
     2,900   Standard Register Co..........       86,094
                                             -----------
Oil & Gas (2.0%):
     4,300   Ashland, Inc..................      176,031
     2,300   Chevron Corp..................      203,406
     9,100   Cooper Cameron Corp. (b)......      308,261
     6,000   Exxon Corp....................      423,375
     2,700   SEACOR SMIT, Inc. (b).........      145,294
    14,500   The Coastal Corp..............      478,500
                                             -----------
                                               1,734,867
                                             -----------
Oil & Gas -- Exploration/Production (1.7%):
    25,600   Anadarko Petroleum Corp.......      966,400
    35,200   Cross Timbers Oil Co..........      248,604
    10,000   Ultramar Diamond Shamrock
               Corp........................      216,250
                                             -----------
                                               1,431,254
                                             -----------
Oil & Gas Drilling (0.3%):
    13,400   Nabors Industries, Inc. (b)...      243,713
                                             -----------
Oil--Gas Services (1.0%):
    21,400   Rowan Cos., Inc. (b)..........      271,510
     9,900   Schlumberger Ltd..............      595,855
                                             -----------
                                                 867,365
                                             -----------
Oil--Integrated Companies (0.7%):
     6,300   BP Amoco -- PLC-ADR...........      635,906
                                             -----------
Oil--Refining & Marketing (0.1%):
     4,200   Tosco Corp....................      104,213
                                             -----------
Pharmaceuticals (5.5%):
    10,000   AmeriSource Health Corp.
               (b).........................      341,875
    21,900   Amgen, Inc. (b)...............    1,639,760
     3,500   Eli Lilly & Co................      297,062
     9,100   Mylan Laboratories, Inc.......      249,681
     9,800   Omnicare, Inc.................      186,813
     8,600   Pfizer, Inc...................    1,193,250
    10,900   Schering-Plough Corp..........      602,906
     3,900   Watson Pharmaceuticals, Inc.
               (b).........................      172,088
                                             -----------
                                               4,683,435
                                             -----------
Photography (0.2%):
     3,100   Eastman Kodak Co..............      198,013
                                             -----------
Pipelines (0.4%):
    11,200   El Paso Energy Corp...........      366,100
                                             -----------
Publishing-Newspaper (0.5%):
     8,800   Knight Ridder, Inc............      440,000
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Railroad (0.1%):
     3,200   Burlington Northern Santa Fe
               Corp........................  $   105,200
                                             -----------
Real Estate Investment Trust (0.5%):
     5,100   Equity Office Properties
               Trust.......................      129,731
     6,700   Liberty Property Trust........      139,025
     8,400   Prentiss Properties Trust.....      156,450
                                             -----------
                                                 425,206
                                             -----------
Restaurants (0.7%):
     6,100   Brinker International, Inc.
               (b).........................      157,456
    16,600   Starbucks Corp. (b)...........      465,840
                                             -----------
                                                 623,296
                                             -----------
Retail (7.6%):
    14,700   CVS Corporation...............      698,250
     7,200   Dillards Inc.- Class A........      182,700
    14,200   Home Depot, Inc...............      883,950
     8,000   May Department Stores Co......      313,000
     5,000   Office Depot, Inc. (b)........      184,063
     6,400   Ross Stores, Inc..............      280,400
    10,200   Safeway, Inc. (b).............      523,388
     5,400   Sears Roebuck & Co............      244,013
    21,400   The Kroger Co. (b)............    1,281,321
    16,800   TJX Cos., Inc.................      571,200
    15,100   Toys "R" Us, Inc. (b).........      284,069
     8,100   Wal-Mart Stores, Inc..........      746,718
     6,000   Walgreen Co...................      169,500
                                             -----------
                                               6,362,572
                                             -----------
Retail Automotive (1.0%):
    21,600   Navistar International Corp.
               (b).........................      868,050
                                             -----------
Savings & Loans (0.7%):
     6,100   Dime Bancorp, Inc.............      141,444
     3,500   Golden West Financial Corp....      334,250
     5,600   Webster Financial Corp........      161,700
                                             -----------
                                                 637,394
                                             -----------
Steel (0.4%):
     8,800   Ryerson Tull, Inc.............      129,250
     6,800   USFreightways Corp............      223,550
                                             -----------
                                                 352,800
                                             -----------
Telecommunication & Satellite (0.3%):
    14,500   DSP Communications, Inc.
               (b).........................      230,188
                                             -----------
Telecommunications (2.4%):
    17,300   Bell Atlantic Corp............      894,193
    11,200   Comcast Corp..................      688,800
     9,800   Sprint Corp. (PCS Group)
               (b).........................      434,264
                                             -----------
                                               2,017,257
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Textile (0.1%):
     4,100   Springs Industries, Inc.......  $   110,956
                                             -----------
Tires & Rubber Products (0.4%):
     7,500   Goodyear Tire & Rubber Co.....      373,594
                                             -----------
Tobacco (0.9%):
    14,500   Philip Morris Cos., Inc.......      510,219
     8,700   RJR Nabisco Holdings Corp.....      217,500
                                             -----------
                                                 727,719
                                             -----------
Transportation (0.1%):
     1,900   CNF Transportation, Inc.......       71,844
                                             -----------
Transportation-Air (1.2%):
     4,100   AMR Corp. Del (b).............      240,106
     5,850   COMAIR Holdings, Inc. (b).....      138,206
     4,800   Delta Air Lines, Inc..........      333,600
     3,700   FDX Corp. (b).................      343,407
                                             -----------
                                               1,055,319
                                             -----------
Transportation-Misc. (0.0%):
     1,000   Ryder System, Inc.............       27,625
                                             -----------
Utilities-Electric (1.5%):
     2,600   Cinergy Corp..................       71,500
     9,100   DTE Energy Co.................      349,781
     2,111   Duke Energy Corp..............      115,313
     4,700   Entergy Corp..................      129,250
     4,300   FPL Group, Inc................      228,975
     3,800   GPU, Inc......................      141,788
     2,600   PECO Energy Co................      120,250
     4,800   The Southern Company..........      111,900
                                             -----------
                                               1,268,757
                                             -----------
Utilities-Telephone (4.3%):
    11,858   AT & T Corp...................      946,430
    14,800   BellSouth Corp................      592,925
     9,000   Century Telephone Enterprises,
               Inc.........................      632,250
    12,600   MCI Worldcom, Inc. (b)........    1,115,889
     1,900   Sprint Corp. (FON Group)......      186,437
     3,700   U S WEST, Inc.................      203,731
                                             -----------
                                               3,677,662
                                             -----------
                        TOTAL COMMON STOCKS   81,899,403
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REPURCHASE AGREEMENT (1.7%):
$1,476,286   Fifth Third Bank Repurchase
               Agreement, 3/31/98, 4.40%,
               matures 4/1/99,
               (Collateralized by
               $1,508,000 FHLM, 6.00%,
               9/1/13, market value =
               $1,596,443).................  $ 1,476,286
                                             -----------
             Total Repurchase Agreement....    1,476,286
                                             -----------
             Total (Cost $74,498,457)
               (a).........................  $83,375,689
                                             ===========

---------

Percentages indicated are based on net assets of $85,361,065.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $90,019. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $15,314,061
         Unrealized depreciation.........................   (6,526,848)
                                                           -----------
         Net unrealized appreciation.....................  $ 8,787,213
                                                           ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                       SECURITY                MARKET
 SHARES               DESCRIPTION               VALUE
---------   -------------------------------  -----------
 COMMON STOCKS (66.7%):
Advertising (1.9%):
   6,000    Lamar Advertising Co. (b)......  $   203,625
  13,000    Outdoor Systems, Inc. (b)......      390,001
                                             -----------
                                                 593,626
                                             -----------
Audio/Video Products (0.6%):
   2,500    Gemstar International Group
              Limited (b)..................      188,125
                                             -----------
Business Equipment & Services (1.3%):
  15,000    Sylvan Learning Systems, Inc.
              (b)..........................      410,625
                                             -----------
Commercial Goods & Services (0.5%):
  10,000    Carey International, Inc.
              (b)..........................      162,500
                                             -----------
Computer Graphics (1.0%):
   7,500    Pixar, Inc. (b)................      295,313
                                             -----------
Computer Software (6.4%):
   7,500    AVT Corp. (b)..................      179,063
   7,500    Axent Technologies, Inc. (b)...      180,472
  15,000    CBT Group PLC-ADR (b)..........      171,563
   8,000    Keane, Inc. (b)................      170,500
  10,000    Micromuse Inc. (b).............      459,999
  29,000    Rogue Wave Software, Inc.
              (b)..........................      232,000
  40,000    The Descartes Systems Group,
              Inc. (b).....................      310,685
  15,000    Wind River Systems, Inc. (b)...      267,188
                                             -----------
                                               1,971,470
                                             -----------
Computers & Integrated Systems (0.8%):
  10,000    Cadence Design Systems, Inc.
              (b)..........................      257,500
                                             -----------
Computers & Manufacturing Memory Devices (2.0%):
  30,000    Maxtor Corp. (b)...............      211,875
   5,000    VERITAS Software Corp. (b).....      403,750
                                             -----------
                                                 615,625
                                             -----------
Data Processing & Reproduction (0.4%):
   4,500    Analytical Surveys, Inc. (b)...      117,000
                                             -----------
Electronic Components (8.7%):
  20,000    Amkor Technology, Inc. (b).....      157,500
  48,000    Artisan Components, Inc. (b)...      249,000
  30,000    C. P. Clare Corp. (b)..........      108,750
  13,000    Celestica, Inc. (b)............      421,688
   7,500    Flextronics International Ltd.
              (b)..........................      382,500
  10,000    Level One Communications, Inc.
              (b)..........................      486,249
   7,500    MIPS Technologies, Inc. (b)....      457,499
   7,500    Semtech Corp. (b)..............      239,063
   3,500    Vitesse Semiconductor Corp.
              (b)..........................      177,188
                                             -----------
                                               2,679,437
                                             -----------

                       SECURITY                MARKET
 SHARES               DESCRIPTION               VALUE
---------   -------------------------------  -----------
COMMON STOCKS, CONTINUED:
Environmental Services (2.2%):
  50,000    Stericycle, Inc. (b)...........  $   671,875
                                             -----------
Fiber Optics (1.9%):
  30,000    International FiberCom, Inc.
              (b)..........................      196,875
   7,500    Metromedia Fiber Network, Inc.
              (b)..........................      388,594
                                             -----------
                                                 585,469
                                             -----------
Financial Services (0.9%):
   7,500    NCO Group, Inc. (b)............      277,500
                                             -----------
Health & Personal Care (0.5%):
   7,900    CareMatrix Corporation (b).....      150,100
                                             -----------
Healthcare Cost Containment (0.5%):
  10,000    Orthodontic Centers Of America,
              Inc. (b).....................      157,500
                                             -----------
Household -- General Products (0.8%):
  28,000    Home Products International,
              Inc. (b).....................      255,500
                                             -----------
Investment Companies (1.3%):
   4,000    DIAMONDS Trust, Series I.......      391,000
                                             -----------
Manufacturing (0.4%):
  20,000    Packaged Ice, Inc. (b).........      125,000
                                             -----------
Medical Services & Supplies (2.4%):
   7,500    Agouron Pharmaceuticals, Inc.
              (b)..........................      424,219
   7,500    Hanger Orthopedic Group, Inc.
              (b)..........................      101,250
  20,000    HEALTHSOUTH Corp. (b)..........      207,500
                                             -----------
                                                 732,969
                                             -----------
Medical -- Biotechnology (0.3%):
   7,500    Serologicals Corp. (b).........      101,719
                                             -----------
Medical -- Imaging Systems (0.5%):
  15,000    Total Renal Care Holdings, Inc.
              (b)..........................      165,000
                                             -----------
Medical -- Instruments/Products (0.8%):
   9,000    Molecular Devices Corp. (b)....      243,000
                                             -----------
Multimedia (1.6%):
  15,000    Shaw Communications Inc. (b)...      482,813
                                             -----------
Networking Software (3.2%):
   3,500    Concord Communications, Inc.
              (b)..........................      199,500
   4,000    Legato Systems, Inc. (b).......      206,500
  10,000    Newbridge Networks Corp. (b)...      310,000
   7,500    Visual Networks, Inc. (b)......      280,313
                                             -----------
                                                 996,313
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                       SECURITY                MARKET
 SHARES               DESCRIPTION               VALUE
---------   -------------------------------  -----------
COMMON STOCKS, CONTINUED:
 Oil & Gas Drilling (1.3%):
  11,000    Noble Drilling Corp. (b).......  $   190,438
  11,000    Santa Fe International
              Corp. .......................      205,562
                                             -----------
                                                 396,000
                                             -----------
Pharmaceuticals (3.8%):
   6,000    Biovail Corp. International
              (b)..........................      231,000
  15,000    King Pharmaceuticals, Inc.
              (b)..........................      416,249
   7,500    Omnicare, Inc. ................      142,969
  30,000    Schein Pharmaceutical, Inc.
              (b)..........................      390,000
                                             -----------
                                               1,180,218
                                             -----------
Pipelines (1.3%):
  20,000    K N Energy, Inc. ..............      398,750
                                             -----------
Radio (1.2%):
   7,500    Cox Radio, Inc. -- Class A
              (b)..........................      384,375
                                             -----------
Railroad (1.1%):
   6,000    Kansas City Southern
              Industries, Inc. ............      342,000
                                             -----------
Recreation Centers (1.5%):
  20,000    Bally Total Fitness Holding
              Corp. (b)....................      477,500
                                             -----------
Retail (9.4%):
  15,000    Ames Department Stores, Inc.
              (b)..........................      556,875
   4,000    AnnTaylor Stores Corp. (b).....      176,750
  15,000    Eagle Hardware & Garden, Inc.
              (b)..........................      572,812
  15,000    Family Dollar Stores, Inc. ....      345,000
  15,000    Fred's, Inc. ..................      165,000
  12,500    Linens 'n Things, Inc. (b).....      567,187
  10,000    Restoration Hardware, Inc.
              (b)..........................      220,000
   7,500    Ross Stores, Inc. .............      328,594
                                             -----------
                                               2,932,218
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Savings & Loans (0.5%):
    10,550   ITLA Capital Corp. (b)........  $   152,975
                                             -----------
Telecommunication & Satellite (1.9%):
     6,000   American Tower Corp. -- Class
               A (b).......................  $   147,000
     7,500   Gilat Satellite Networks Ltd.
               (b).........................      450,000
     5,000   USA Networks, Inc. (b)........      179,063
                                             -----------
                                                 776,063
                                             -----------
Telecommunications (0.5%):
     4,000   ECI Telecom Ltd. .............      140,000
                                             -----------
Transportation -- Air (0.9%):
    12,000   COMAIR Holdings, Inc. (b).....      283,500
                                             -----------
Utilities -- Electric (1.8%):
     7,500   Montana Power Co. ............      551,719
                                             -----------
             Total Common Stocks...........   20,642,297
                                             -----------
DEPOSITARY RECEIPTS (5.2%):
    18,000   S & P 400 Mid-Cap Depositary
               Receipt.....................    1,236,375
     3,000   S & P 500 Depositary
               Receipt.....................      385,500
                                             -----------
             Total Depositary Receipts.....    1,621,875
                                             -----------
WARRANTS (0.0%):
     5,000   Alza Corp. (b)................          781
                                             -----------
             Total Warrants................          781
                                             -----------
REPURCHASE AGREEMENT (26.2%):
$8,093,242   Fifth Third Bank Repurchase
               Agreement, 3/31/99, 4.40%,
               matures 4/1/99,
               (Collateralized by
               $8,256,000 FHLM, 6.00%,
               9/1/13, market value =
               $8,196,660).................    8,093,242
                                             -----------
             Total Repurchase Agreement....    8,093,242
                                             -----------
             Total (Cost $29,658,784)
               (a).........................  $30,358,195
                                             ===========

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

---------

Percentages indicated are based on net assets of $30,945,632.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $23,556. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 2,719,240
         Unrealized depreciation.........................   (2,043,385)
                                                           -----------
         Net unrealized appreciation.....................  $   675,855
                                                           ===========

(b) Represents non-income producing securities

PLC -- Public Limited Company

ADR  -- American Depository Receipt

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
CORPORATE BONDS (18.6%):
Financial Services (5.9%):
 2,000,000   Bear Stearns, 6.15%, 3/2/04...  $ 1,986,436
 2,000,000   General Motors Acceptance
               Corp. 6.15%, 4/5/07 ........    1,993,260
                                             -----------
                                               3,979,696
                                             -----------
Industrial Goods & Services (12.7%):
 2,000,000   American Home Products, 7.90%,
               2/15/05.....................    2,192,134
 2,000,000   May Department Stores Co.,
               9.88%, 6/15/00..............    2,094,946
 2,000,000   Procter & Gamble, 8.00%,
               11/15/03....................    2,186,588
 2,000,000   Southern California Edison
               Co., 6.38%, 1/15/06.........    2,023,674
                                             -----------
                                               8,497,342
                                             -----------
             Total Corporate Bonds.........   12,477,038
                                             -----------
U.S. TREASURY OBLIGATIONS (68.7%):
 6,000,000   6.75%, 4/30/00................    6,112,500
 6,000,000   7.50%, 11/15/01...............    6,345,000
 8,000,000   6.25%, 8/31/02................    8,262,504
 8,000,000   7.25%, 5/15/04................    8,715,000
 8,000,000   6.50%, 5/15/05................    8,482,504
 8,000,000   6.13%, 8/15/07................    8,365,000
                                             -----------
             Total U.S. Treasury
               Obligations.................   46,282,508
                                             -----------

PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
U.S. GOVERNMENT AGENCIES (9.2%):
Fannie Mae (4.6%):
 3,000,000   6.95%, 11/13/06, Callable
               11/13/01 @ 100..............  $ 3,072,621
                                             -----------
Freddie Mac (4.6%):
 3,000,000   6.24%, 10/6/04................    3,086,892
                                             -----------
             Total U.S. Government
               Agencies....................    6,159,513
                                             -----------
REPURCHASE AGREEMENT (4.7%):
$3,165,664   Fifth Third Bank Repurchase
               Agreement, 3/31/99, 4.40%,
               matures 4/1/99,
               (Collateralized by
               $3,229,000 FHLM, 6.00%,
               9/13/99, market value --
               $3,205,792).................    3,165,664
                                             -----------
             Total Repurchase Agreement....    3,165,664
                                             -----------
             Total (Cost $69,060,094)
               (a).........................  $68,084,723
                                             ===========

---------

Percentages indicated are based on net assets of $67,250,538.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $30,000. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $    57,171
         Unrealized depreciation.........................   (1,062,542)
                                                           -----------
         Net unrealized depreciation.....................  $(1,005,371)
                                                           ===========

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1999

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Group offers shares of a number of different series, the following series for which 1st Source Bank serves as investment adviser: the 1st Source Monogram Income Equity Fund, the 1st Source Monogram Diversified Equity Fund, the 1st Source Monogram Special Equity Fund, and the 1st Source Monogram Income Fund (collectively, the "Funds" and individually, a "Fund"). On October 24, 1998, the 1st Source Monogram Funds were reorganized and moved from The Sessions Group to The Coventry Group. In connection with this reorganization, the Funds changed their fiscal year end to March 31.

     The investment objectives of the Income Equity Fund are capital appreciation with current income as a secondary objective. The investment objective for each of the Diversified Equity Fund and the Special Equity Fund is capital appreciation. The investment objective of the Income Fund is current income consistent with preservation of capital.

     The Group is authorized to issue an unlimited number of shares, which are equal units of beneficial interest with a par value of $0.01 per share. Sales of Fund shares may be made to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities, and U.S. Government securities of the Income Equity Fund, the Diversified Equity Fund, the Special Equity Fund, and the Income Fund are valued at their market values determined on the basis of the current available prices in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 1999

     discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     REPURCHASE AGREEMENTS:

     The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which 1st Source Bank deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are transferred to an account of the Fund at a bank custodian.

     DERIVATIVES:

     A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rate and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rates, futures contracts, options, and forward currency contracts. Risks of entering into such transactions include the potential inability of the dealer to meet its obligations and unanticipated movements in the value of the security or the underlying assets or indices. It is possible that the Funds will incur a loss as a result of their investments in derivative instruments. It is the policy of the Funds, to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds' limitations on investments in illiquid securities as set forth in the Funds' investment restrictions.

     DIVIDENDS TO SHAREHOLDERS:

     A dividend for each of the Funds, other than the Special Equity Fund, is declared monthly at the close of business on the day of declaration and is generally paid monthly. A dividend for the Special Equity Fund is declared quarterly at the close of business on the day of declaration and is paid quarterly. Distributable net realized capital gains for each Fund, if any, are distributed at least annually.

     Dividends from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net investment losses, expiring capital loss carry forwards, and deferral of certain losses.

     These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 1999

     for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     As of March 31, 1999, the following reclassifications have been made to increase (decrease) the following components of net assets with offsetting adjustments, if any, made to paid-in-capital:

                                               ACCUMULATED         ACCUMULATED NET
                                            UNDISTRIBUTED NET    REALIZED GAIN/(LOSS)
                                            INVESTMENT INCOME       ON INVESTMENTS
                                            -----------------    --------------------
Income Equity Fund........................      $ 10,174              $  (10,174)
Diversified Equity Fund...................      $158,266              $ (158,266)
Special Equity Fund.......................      $ 31,820                      --
Income Fund...............................      $     (7)             $        7

     FEDERAL INCOME TAXES:

     It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

     ORGANIZATION COSTS:

     All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

     EXPENSES:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Other expenses for the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 1999

3.   PURCHASES AND SALES OF SECURITIES:

     The costs of purchases and proceeds from sales of securities (excluding short-term securities) for the period ended March 31, 1999 (a) were as follows:

                                                   PURCHASES         SALES
                                                  ------------    ------------
Income Equity Fund..............................  $ 18,281,568    $ 15,345,621
Diversified Equity Fund.........................    90,804,009      98,399,980
Special Equity Fund.............................    57,989,312      60,739,725
Income Fund.....................................   188,164,640     193,070,760

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by 1st Source Bank. Under the terms of the investment advisory agreement, 1st Source Bank is entitled to receive fees based on a percentage of the average net assets of each Fund.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. BISYS Ohio serves the Funds as administrator, transfer agent and fund accountant. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund.

     The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by BISYS to pay banks, including 1st Source Bank, broker-dealers and other institutions, or to reimburse BISYS or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include 1st Source Bank, its correspondent and affiliated banks and BISYS, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average net assets of each Fund. As of the date of this report, no such servicing agreements have been entered into by the Group with respect to the Funds.

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 1999

     BISYS is also entitled to receive commissions on sales of shares of the Funds. For the period ended March 31, 1999, BISYS received $1,526 from commissions earned on sales of shares of the Funds, of which $1,366 was reallowed to broker/dealers affiliated with 1st Source Bank.

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended March 31, 1999:

                                    INCOME     DIVERSIFIED    SPECIAL
                                    EQUITY       EQUITY       EQUITY      INCOME
                                     FUND         FUND         FUND        FUND
                                    -------    -----------    -------    --------
INVESTMENT ADVISORY:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets).............      .80%         .99%(*)      .80%        .55%
ADMINISTRATION FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets).............      .20%         .20%         .20%        .20%
12B-1 FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets).............      .25%         .25%         .25%        .25%
Voluntary fee reductions..........  $92,761     $163,975      $56,818    $123,839

---------------

     (*) For the period of July 1, 1998 through October 23, 1998 the Investment
         Advisory fee was 1.10%, the effective date of the change to 0.99% was October 24, 1998.

5.   FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     During the period ended March 31, 1999 the Funds declared long-term capital gain distributions as follows:

                                                                 LONG-TERM
                                                                    20%
                                                                -----------
Income Equity Fund..........................................    $ 4,013,003
Diversified Equity Fund.....................................    $11,019,380
Income Fund.................................................    $   475,088

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 1999

     For corporate shareholders the following percentage of the total ordinary income distributions paid during the period ended March 31, 1999 (a) quality for the corporate dividends received deduction for the following funds:

                                                                PERCENTAGE
                                                                ----------
Income Equity Fund..........................................       51.11%
Diversified Equity Fund.....................................       18.01%
Special Equity Fund.........................................      100.00%
Income Fund.................................................        0.14%

     Capital losses incurred for the Income Fund after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such capital losses of $422,665.

     At March 31, 1999, the Special Equity Fund had net capital loss carryforwards in the amount of $522,780 which will be available through March 31, 2007 to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probably that these gains so offset will not be distributed to shareholders.

---------------

     (a) For the period from July 1, 1998 through March 31, 1999.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS

                                           INCOME EQUITY FUND                                 DIVERSIFIED EQUITY FUND
                             -----------------------------------------------      -----------------------------------------------
                                PERIOD          FOR YEAR         FOR PERIOD          PERIOD          FOR YEAR         FOR PERIOD
                                ENDED            ENDED             ENDED             ENDED            ENDED             ENDED
                              MARCH 31,         JUNE 30,          JUNE 30,         MARCH 31,         JUNE 30,          JUNE 30,
                               1999(a)            1998            1997(b)           1999(a)            1998            1997(b)
                             ------------      ----------       ------------      ------------      ----------       ------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................    $ 12.60          $ 12.28           $ 10.00           $ 13.31          $ 11.80           $ 10.00
                               -------          -------           -------           -------          -------           -------
INVESTMENT ACTIVITIES
  Net investment
    income(loss)...........       0.20             0.27              0.20             (0.02)           (0.02)            (0.01)
  Net realized and
    unrealized
    gains(losses) on
    investments............      (0.26)            1.79              2.32             (0.11)            3.00              2.03
                               -------          -------           -------           -------          -------           -------
    Total from Investment
      Activities...........      (0.06)            2.06              2.52             (0.13)            2.98              2.02
                               -------          -------           -------           -------          -------           -------
DISTRIBUTIONS
  Net investment income....      (0.20)           (0.27)            (0.19)               --               --                --
  Net realized gains.......      (1.34)           (1.47)            (0.05)            (1.92)           (1.47)            (0.22)
                               -------          -------           -------           -------          -------           -------
    Total Distributions....      (1.54)           (1.74)            (0.24)            (1.92)           (1.47)            (0.22)
                               -------          -------           -------           -------          -------           -------
NET ASSET VALUE, END OF
  PERIOD...................    $ 11.00          $ 12.60           $ 12.28           $ 11.26          $ 13.31           $ 11.80
                               =======          =======           =======           =======          =======           =======
Total Return (excludes
  sales charge)............       0.04%(c)        18.15%            25.58%(c)         (0.59)%(c)       27.85%            20.42%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of
    period (000)...........    $50,903          $52,450           $39,196           $85,361          $98,083           $74,990
  Ratio of expenses to
    average net assets.....       1.21%(d)         1.21%             1.37%(d)          1.43%(d)         1.48%             1.62%(d)
  Ratio of net investment
    income (loss) to
    average net assets.....       2.29%(d)         2.16%             2.38%(d)         (0.24)%(d)       (0.18)%           (0.10)%(d)
  Ratio of expenses to
    average net assets(*)..       1.46%(d)         1.46%             1.62%(d)          1.68%(d)         1.73%             1.87%(d)
  Portfolio Turnover
    Rate...................      34.41%           70.46%            38.49%           107.94%           95.13%            76.54%

---------------

 (*) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occured, the ratios would have been as indicated.

 (a) For the period from July 1, 1998 through March 31, 1999.

 (b) Commencement of operations of the Funds began September 25, 1996 and September 23, 1996, respectively.

 (c) Not annualized

 (d) Annualized

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS

                                           SPECIAL EQUITY FUND                                      INCOME FUND
                             -----------------------------------------------      -----------------------------------------------
                                PERIOD          FOR YEAR         FOR PERIOD          PERIOD          FOR YEAR         FOR PERIOD
                                ENDED            ENDED             ENDED             ENDED            ENDED             ENDED
                              MARCH 31,         JUNE 30,          JUNE 30,         MARCH 31,         JUNE 30,          JUNE 30,
                               1999(a)            1998            1997(b)           1999(a)            1998            1997(b)
                             ------------      ----------       ------------      ------------      ----------       ------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................    $  9.63          $  9.59           $ 10.00           $ 10.34          $ 10.13           $ 10.00
                               -------          -------           -------           -------          -------           -------
INVESTMENT ACTIVITIES
  Net investment
    income(loss)...........         --               --                --              0.41             0.60              0.44
  Net realized and
    unrealized
    gains(losses) on
    investments............      (0.44)            0.17             (0.10)(e)         (0.10)            0.21              0.12
                               -------          -------           -------           -------          -------           -------
    Total from Investment
      Activities...........      (0.44)            0.17             (0.10)             0.31             0.81              0.56
                               -------          -------           -------           -------          -------           -------
DISTRIBUTIONS
  Net investment income....         --              (**)              (**)            (0.41)           (0.60)            (0.43)
  From tax return of
    capital................      (0.01)              --                --                --               --                --
  Net realized gains.......         --            (0.13)               --              (.18)              --                --
  In excess of realized
    gains..................         --               --             (0.31)             (.07)              --                --
                               -------          -------           -------           -------          -------           -------
    Total Distributions....      (0.01)           (0.13)            (0.31)            (0.66)           (0.60)            (0.43)
                               -------          -------           -------           -------          -------           -------
NET ASSET VALUE, END OF
  PERIOD...................    $  9.18          $  9.63           $  9.59           $  9.99          $ 10.34           $ 10.13
                               =======          =======           =======           =======          =======           =======
Total Return (excludes
  sales charge)............      (4.55)%(c)        1.86%            (1.03)%(c)         3.00%(c)         8.24%             5.71%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of
    period (000)...........    $30,946          $35,441           $30,524           $67,251          $65,975           $54,789
  Ratio of expenses to
    average net assets.....       1.24%(d)         1.27%             1.39%(d)          0.92%(d)         0.92%             1.05%(d)
  Ratio of net investment
    income (loss) to
    average net assets.....       0.02%(d)         0.04%             0.05%(d)          5.23%(d)         5.90%             5.71%(d)
  Ratio of expenses to
    average net assets(*)..       1.49%(d)         1.52%             1.65%(d)          1.17%(d)         1.17%             1.30%(d)
  Portfolio Turnover
    Rate...................     247.95%          124.55%           152.81%           301.44%          208.32%           118.33%

---------------

 (*) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (**) Amount is less than $0.005

 (a)  For the period from July 1, 1998 through March 31, 1999.

 (b) Commencement of operations of the Funds began September 20, 1996, and September 24, 1996, respectively.

 (c)  Not annualized

 (d)  Annualized

 (e) The amount shown, while mathematically determinable by the summation of amounts computed for as many periods during the year as shares were sold or repurchased, is also the balancing figure derived from the other figures in the statement and should be so computed. The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees
  1st Source Monogram Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the 1st Source Monogram Income Equity Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund, and 1st Source Monogram Income Fund (separate portfolios constituting 1st Source Monogram Funds, hereafter referred to as the "Funds") at March 31, 1999, the results of each of their operations for the nine month period ended March 31, 1999 and for the year ended June 30, 1998, the changes in each of their net assets for the nine month period ended March 31, 1999, for the year ended June 30, 1998 and for the period from inception through June 30, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 14, 1999

                                                                   ANNUAL REPORT




                                                                     [1st Source
                                                        MONOGRAM FUNDS(SM) LOGO]



                                                                   ANNUAL REPORT
                                                                  MARCH 31, 1999



[1st Source
MONOGRAM FUNDS(SM) LOGO]

INVESTMENT ADVISER
1st Source Bank
100 North Michigan Street
South Bend, IN 46601

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938

This material must be preceded or accompanied by a current prospectus.

5/99